Exhibit 10.1

[EXECUTION VERSION]

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

TOWN SPORTS INTERNATIONAL, LLC

SECOND AMENDMENT

TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of November 14, 2012 and entered into by and among TOWN SPORTS INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), TOWN SPORTS INTERNATIONAL, LLC, a New York limited liability company (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), the financial institutions listed on the signature pages hereof and executing this Second Amendment (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and is made with reference to that certain Credit Agreement, dated as of May 11, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of August 22, 2012 (as so amended, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders (as defined in the Credit Agreement) and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Holdings, the Borrower and each Lender party hereto desire to amend the Credit Agreement to increase the aggregate amount of Incremental Term Loan Commitments available thereunder and to make certain other changes to the Credit Agreement, in each case, as provided herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1.01: Defined Terms.

A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions, which definitions shall be inserted in proper alphabetical order:

“Dividend Bonus Payments” shall mean the cash bonus payments made to certain directors, officers and other employees of Holdings or any of its Subsidiaries who hold options to purchase Holdings’ Common Stock in an aggregate amount not to exceed $5,000,000 for all such directors, officers and other employees so long as all such cash bonus payments are paid on or prior to December 31, 2016 (although no such payments may be made prior to the payment of the Dividend pursuant to Section 10.03(x)).

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of November 14, 2012, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment, which date is November 14, 2012.

B. The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (A)(x) of the first sentence thereof and (ii) inserting the following text immediately after the text “any retirement of Indebtedness,” appearing at the end of clause (A)(xi) of the first sentence thereof:

“(xii) the aggregate amount of the Dividend Bonus Payments expensed during such period, and (xiii) the aggregate amount of fees, costs and expenses incurred in connection with any amendment, modification or waiver of any Credit Document, any Permitted Acquisition or similar Investment, or any equity or debt issuance (in each case, (a) not prohibited under this Agreement and (b) whether or not consummated) during such period,”

C. The definition of “Cumulative Retained Excess Cash Flow Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of such definition:

“Notwithstanding the foregoing, the amount of Excess Cash Flow for the Excess Cash Flow Payment Period ending December 31, 2012 shall be disregarded in calculating Cumulative Retained Excess Cash Flow Amount.”.

D. The definition of “Incremental Commitment Requirements” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the text “a Secured Leverage Ratio” appearing in clause (ii)(II) of such definition:

“except with respect to the incurrence of Incremental Term Loans pursuant to Section 2.14(a)(v)(B),”.

E. The definition of “Maximum Incremental Commitment Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the text “Section 2.14 prior to such date” appearing in clause (b)(I) of such definition:

“(other than Incremental Term Loans incurred pursuant to clause (v)(B) of Section 2.14(a))”.

1.2	Amendments to Section 2.14: Incremental Term Loan Commitments.

A. Section 2.14(a) of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and replacing it with the following text:

“(v) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to this Section 2.14 and the aggregate principal amount of all Incremental Term Loans to be made pursuant thereto shall not exceed the sum of (A) the Maximum Incremental Commitment Amount at such time and (B) $60,000,000 so long as, in the case of this sub-clause (B), such amount is incurred within 10 Business Days after the Second Amendment Effective Date,”.

1.3	Amendments to Section 4.01: Fees.

A. Section 4.01(h) of the Credit Agreement is hereby amended by deleting the text “August 23, 2013” appearing therein and inserting the text “November 14, 2013” in lieu thereof.

1.4	Amendments to Section 5.01: Voluntary Prepayments.

A. Section 5.01(a)(vi) of the Credit Agreement is hereby amended by deleting the text “August 23, 2013” appearing therein and inserting the text “November 14, 2013” in lieu thereof.

1.5	Amendments to Section 5.02: Mandatory Repayments.

A. Section 5.02(b)(i) of the Credit Agreement is hereby amended by inserting the following text immediately after the text “$3,750,000 (with such amount to be” appearing therein:

“(x) increased to the extent that any Incremental Term Loans are added to, and constitute a part of, the Initial Term Loans as provided in Section 2.14(c) (and with such increase to be in an amount equal to 5% of the principal amount of the respective Incremental Term Loans) and (y)”.

B. Section 5.02(e) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“Notwithstanding the foregoing, the Borrower shall not be required to make any mandatory repayment pursuant to this Section 5.02(e) in respect of the Excess Cash Flow Payment Period ending December 31, 2012.”.

1.6	Amendments to Section 10.03: Dividends.

A. Section 10.03 of the Credit Agreement is hereby amended by (i) inserting the text “(other than a Dividend in the form of a repurchase of stock of Holdings as part of a stock buy-back or similar program approved by the Board of Directors of Holdings)” immediately after the text “prior to the payment or making of such cash Dividend” appearing in each of clauses (vi) and (vii) thereof, (ii) deleting the word “and” appearing at the end of clause (viii) thereof, (iii) deleting the period appearing at the end of clause (ix) thereof and inserting “; and” in lieu thereof and (iv) inserting the following new clause (x) immediately following clause (ix) thereto:

“(x) (A) the Borrower may pay a one-time cash Dividend to Holdings, and Holdings may use such proceeds to pay a one-time cash Dividend, in an aggregate amount not to exceed $75,000,000, so long as (i) no Default or Event of Default exists on the date that such Dividend is declared and authorized by the Board of Directors of Holdings or would exist immediately after giving effect to such declaration and authorization (but, for this purpose, assuming that the full amount of such Dividend is paid at such time), (ii) no Default or Event of Default under Section 11.05 exists at the time of payment of such Dividend or would result therefrom, (iii) such Dividend is paid on or prior to December 31, 2012 and (iv) no proceeds of Revolving Loans or Swingline Loans are used to fund such Dividend and (B) to the extent constituting a Dividend, Holdings and its Subsidiaries may pay the Dividend Bonus Payment.”

1.7	Amendments to Section 10.06: Transactions with Affiliates.

A. Section 10.06(iv) of the Credit Agreement is hereby amended by inserting the following text immediately after the text “ordinary course of business” appearing therein:

“and Holdings and its Subsidiaries may pay the Dividend Bonus Payment”.

SECTION 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A. Amendment. Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) their signed counterparts to the Administrative Agent.

B. Amendment Fee. On or prior to the Second Amendment Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of each Lender that has executed a counterpart to this Second Amendment and delivered the same to the Administrative Agent on or prior to 12:00 Noon (New York time) on November 14, 2012, an amendment fee equal to 0.25% of the sum of (I) the aggregate principal amount of the outstanding Initial Term Loans held by each such consenting Lender on the Second Amendment Effective Date (but determined immediately prior to any incurrence of Incremental Term Loans on such date) and (II) the amount of each such consenting Lender’s Revolving Loan Commitment on the Second Amendment Effective Date (such fee, the “Amendment Fee”). For the avoidance of doubt, the Amendment Fee shall not be payable unless and until the other conditions set forth in Section 2 have been met, except for the payment of fees pursuant to this Section 2B.

C. Other Fees and Expenses. The Borrower shall have paid all other costs, fees, expenses and other amounts due and payable pursuant to the Credit Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrower and the Administrative Agent or such Affiliate in connection with this Second Amendment, including the reasonable fees and expenses of White & Case LLP.

SECTION 3. CREDIT PARTY REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to each Lender that the following statements are true and correct:

A. Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Second Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Second Amendment. Each Credit Party has duly executed and delivered this Second Amendment, and this Second Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

B. Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of this Second Amendment or (ii) the legality, validity, binding effect or enforceability of this Second Amendment (except for those that have otherwise been obtained or made).

C. No Violation. Neither the execution, delivery or performance by any Credit Party of this Second Amendment, nor compliance by it with the terms and provisions hereof, (i) will contravene in any material respect any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement, partnership agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

D. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition.

E. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute a Default or an Event of Default.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

Each of Holdings, the Borrower and each Subsidiary Guarantor has read this Second Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Guaranty and any Security Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of any Subsidiary Guarantor to any future amendments to the Credit Agreement as amended hereby.

SECTION 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii) The parties hereto agree that this Second Amendment is a Credit Document.

(iii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iv) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Any party delivering an executed counterpart of this Second Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Second Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:
Name:	Daniel G Gallagher
Title:	Chief Financial Officer

TOWN SPORTS INTERNATIONAL, LLC

By:
Name:	Daniel G Gallagher
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI 217 BROADWAY, LLC
TSI ALEXANDRIA, LLC
TSI ALEXANDRIA WEST, LLC
TSI ALLSTON, LLC
TSI ANDOVER, LLC
TSI ARDMORE, LLC
TSI ARTHRO-FITNESS SERVICES, LLC
TSI ASTORIA, LLC
TSI BATTERY PARK, LLC
TSI BAY RIDGE 86TH STREET, LLC
TSI BAYONNE, LLC
TSI BAYRIDGE, LLC
TSI BENSONHURST, LLC
TSI BETHESDA, LLC
TSI BOYLSTON, LLC
TSI BROADWAY, LLC
TSI BROOKLYN BELT, LLC
TSI BRUNSWICK, LLC
TSI BULFINCH, LLC
TSI BUTLER, LLC, each as a Subsidiary Guarantor

By:
Name	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI CARMEL, LLC
TSI CASH MANAGEMENT, LLC
TSI CENTRAL SQUARE, LLC
TSI CHERRY HILL, LLC
TSI CHEVY CHASE, LLC
TSI CLARENDON, LLC
TSI CLIFTON, LLC
TSI COBBLE HILL, LLC
TSI COLONIA, LLC
TSI COLUMBIA HEIGHTS, LLC
TSI COMMACK, LLC
TSI CONNECTICUT AVENUE, LLC
TSI COURT STREET, LLC
TSI CROTON, LLC
TSI DANBURY, LLC
TSI DAVIS SQUARE, LLC
TSI DEDHAM, LLC
TSI DEER PARK, LLC,
TSI DOBBS FERRY, LLC TSI DOWNTOWN CROSSING, LLC,
each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI DUPONT CIRCLE, INC.
TSI DUPONT II, INC.
TSI EAST 23, LLC
TSI EAST 31, LLC
TSI EAST 34, LLC
TSI EAST 36, LLC
TSI EAST 41, LLC
TSI EAST 48, LLC
TSI EAST 51, LLC
TSI EAST 59, LLC
TSI EAST 76, LLC
TSI EAST 86, LLC
TSI EAST 91, LLC
TSI EAST BRUNSWICK, LLC
TSI EAST MEADOW, LLC
TSI ENGLEWOOD, LLC
TSI F STREET, LLC
TSI FAIRFAX, LLC
TSI FENWAY, LLC
TSI FIRST AVENUE, LLC
TSI FOREST HILLS, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI FORT LEE, LLC
TSI FRAMINGHAM, LLC
TSI FRANKLIN (MA), LLC
TSI FRANKLIN PARK, LLC
TSI FREEHOLD, LLC
TSI GALLERY PLACE, LLC
TSI GARDEN CITY, LLC
TSI GARNERVILLE, LLC
TSI GEORGETOWN, LLC
TSI GERMANTOWN, LLC TSI GLENDALE, LLC
TSI GLOVER, LLC
TSI GRAND CENTRAL, LLC
TSI GREAT NECK, LLC
TSI GREENPOINT, LLC
TSI GREENWICH, LLC
TSI HARTSDALE, LLC
TSI HAWTHORNE, LLC
TSI HERALD, LLC
TSI HICKSVILLE, LLC
TSI HIGHPOINT, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI HOBOKEN, LLC
TSI HOBOKEN NORTH, LLC
TSI HOLDINGS (CIP), LLC
TSI HOLDINGS (DC), LLC
TSI HOLDINGS (IP), LLC
TSI HOLDINGS (MA), LLC
TSI HOLDINGS (MD), LLC
TSI HOLDINGS (NJ), LLC
TSI HOLDINGS (PA), LLC
TSI HOLDINGS (VA), LLC
TSI HUNTINGTON, LLC
TSI INTERNATIONAL, INC
TSI IRVING PLACE, LLC
TSI JAMAICA ESTATES, LLC
TSI JERSEY CITY, LLC
TSI K STREET, LLC
TSI LARCHMONT, LLC TSI LEXINGTON (MA), LLC
TSI LINCOLN, LLC
TSI LIVINGSTON, LLC, each as a Subsidiary Guarantor

By:
Name	Daniel G Gallagher
Title:	Senior Vice President – Chief Financial
Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI LONG BEACH, LLC
TSI LYNNFIELD, LLC
TSI M STREET, LLC
TSI MAHWAH, LLC
TSI MAMARONECK, LLC
TSI MARKET STREET, LLC
TSI MARLBORO, LLC
TSI MATAWAN, LLC
TSI MERCER STREET, LLC
TSI MIDWOOD, LLC
TSI MONTCLAIR, LLC
TSI MORRIS PARK, LLC
TSI MURRAY HILL, LLC
TSI NANUET, LLC
TSI NATICK, LLC
TSI NEW ROCHELLE, LLC
TSI NEWARK, LLC
TSI NEWBURY STREET, LLC,
TSI NEWTON, LLC
TSI NO SWEAT, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI NORTH BETHESDA, LLC
TSI NORWALK, LLC
TSI OCEANSIDE, LLC
TSI OLD BRIDGE, LLC
TSI PARSIPPANY, LLC
TSI PLAINSBORO, LLC TSI PORT JEFFERSON, LLC
TSI PRINCETON, LLC
TSI PRINCETON NORTH, LLC
TSI PROVIDENCE DOWNTOWN, LLC
TSI PROVIDENCE EASTSIDE, LLC
TSI RADNOR, LLC
TSI RAMSEY, LLC
TSI READE STREET, LLC
TSI REGO PARK, LLC
TSI RIDGEWOOD, LLC
TSI RODIN PLACE, LLC
TSI SCARSDALE, LLC
TSI SEAPORT, LLC
TSI SHERIDAN, LLC
TSI SILVER SPRING, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI SMITHTOWN, LLC
TSI SOCIETY HILL, LLC
TSI SOHO, LLC
TSI SOMERS, LLC
TSI SOMERSET, LLC
TSI SOUTH BETHESDA, LLC
TSI SOUTH END, LLC
TSI SOUTH PARK SLOPE, LLC
TSI SOUTH STATION, LLC
TSI SPRINGFIELD, LLC
TSI STAMFORD DOWNTOWN, LLC
TSI STAMFORD POST, LLC
TSI STAMFORD RINKS, LLC
TSI STATEN ISLAND, LLC
TSI STERLING, LLC
TSI SUNNYSIDE, LLC
TSI SYOSSET, LLC
TSI UNIVERSITY MANAGEMENT, LLC
TSI VARICK STREET, LLC
TSI WALL STREET, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI WALTHAM, LLC
TSI WASHINGTON, INC.
TSI WATER STREET, LLC
TSI WATERTOWN, LLC
TSI WAYLAND, LLC
TSI WELLESLEY, LLC
TSI WELLINGTON CIRCLE, LLC
TSI WEST 14, LLC
TSI WEST 16, LLC
TSI WEST 23, LLC
TSI WEST 38, LLC TSI WEST 41, LLC
TSI WEST 44, LLC
TSI WEST 48, LLC
TSI WEST 52, LLC
TSI WEST 73, LLC
TSI WEST 76, LLC
TSI WEST 80, LLC
TSI WEST 94, LLC
TSI WEST 115TH STREET, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

TSI WEST 125, LLC
TSI WEST 145TH STREET, LLC
TSI WEST CALDWELL, LLC
TSI WEST HARTFORD, LLC
TSI WEST NEWTON, LLC
TSI WEST NYACK, LLC
TSI WEST SPRINGFIELD, LLC
TSI WESTBOROUGH, LLC
TSI WESTPORT, LLC
TSI WESTWOOD, LLC
TSI WEYMOUTH, LLC
TSI WHITE PLAINS, LLC
TSI WHITE PLAINS CITY CENTER, LLC
TSI WHITESTONE, LLC
TSI WILLIAMSBURG, LLC
TSI WOBURN, LLC
TSI WOODMERE, LLC, each as a Subsidiary Guarantor

By:
Name:	Daniel G. Gallagher
Title:	Senior Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:

Name:	Erin Morrissey

Title:	Director

By:

Name:	Carin Keegan

Title:	Director

[Signature Page to Second Amendment to Credit Agreement – Town Sports]

SIGNATURE PAGE TO THE SECOND AMENDMENT (the “Second Amendment”), DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MAY 11, 2011, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT, DATED AUGUST 22, 2012 (the “Credit Agreement”), AMONG TOWN SPORTS INTERNATIONAL HOLDINGS, INC., TOWN SPORTS INTERNATIONAL, LLC, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND VARIOUS LENDERS PARTY THERETO

By executing this signature page as an existing Lender (a “Consenting Lender”), the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement (as amended by the Second Amendment).

Deutsche Bank Trust Company Americas

By:	DB Services New Jersey, Inc.

Executing as a CONSENTING LENDER:

By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement – Town Sports]